UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-24032

AMG PANTHEON INFRASTRUCTURE FUND, LLC

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2025 – March 31, 2026

(Annual Shareholder Report)

Item 1. Reports to Shareholders

(a)

ANNUAL FINANCIAL STATEMENTS

AMG Funds March 31, 2026 AMG Pantheon Infrastructure Fund, LLC Class M: PBLBX | Class I: PBLDX | Class S: PBLSX

wealth.amg.com	033126 AR096

AMG Funds Annual Financial Statements – March 31, 2026

TABLE OF CONTENTS	PAGE

PORTFOLIO MANAGER’S COMMENTS (unaudited)	2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Portfolio Investments	4

Consolidated Statement of Assets and Liabilities	6

Balance sheet, net asset value (NAV) per Unit computations and cumulative distributable earnings (loss)

Consolidated Statement of Operations	8

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Consolidated Statement of Changes in Net Assets	9

Detail of changes in assets for the past fiscal year

Consolidated Statement of Cash Flows	10

Details of cash movements during the fiscal year

Consolidated Financial Highlights	11

Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Consolidated Financial Statements	14

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

OTHER TAX INFORMATION (unaudited)	24

DIRECTORS AND OFFICERS (unaudited)	25

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy Units of the AMG Pantheon Infrastructure Fund, LLC. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Pantheon Infrastructure Fund, LLC Portfolio Manager’s Comments (unaudited)

Overview

As of March 31, 2026, AMG Pantheon Infrastructure Fund, LLC (the “Fund”) Class S units returned 10.41% since September 10, 2025 (Performance Inception).

Market Review and Outlook

As a private infrastructure secondaries manager, Pantheon Infra Advisors LLC (“Pantheon”) invests across infrastructure sectors, asset types, managers, and geographies. Pantheon invests primarily across digital infrastructure, power and utilities, transport and logistics, and renewables. Key to this strategy is providing investors with significant diversification and a programmatic approach to constructing an infrastructure portfolio.

With respect to our investment activity within infrastructure, we are tracking three key themes that shape our capital deployment – decarbonization, deglobalization, and digitization.

On decarbonization, strong tailwinds remain in renewables and energy efficiency, primarily driven by regulatory change and the global focus on Net Zero. While momentum behind the energy transition has softened in the U.S., it remains strongly supported by European policy, driven by both energy security and environmental objectives. We continue to see opportunities in U.S. power generation, including renewables, where surging demand driven by artificial intelligence (“AI”) and electrification is emerging as a defining theme across the infrastructure investment landscape.

Trends around deglobalization are also shaping investments within infrastructure. Firms have seen a need to bolster supply chains and bring them closer to home markets.

Digitization is perhaps the most noticeable trend shaping activity within private infrastructure. The rapid advance of artificial intelligence and the need for computing capacity and power requires significant development of supporting assets including data centers and power generation platforms.

We view secondaries as an attractive entry point to private infrastructure. Secondaries may provide investors with diversification across managers, assets, and sectors while helping to mitigate blind pool risk. They may also offer the opportunity to acquire assets at a discount and shorten the investment lifecycle compared to a primary infrastructure fund.

Performance and Positioning

As of March 31, 2026, the Fund’s net asset value stands at $405 million. The Fund has made 17 investments[1] since its commencement of investment operations on September 11, 2025. 16 of these investments were secondary investments, and one was a co-investment. The Fund did not invest in primary investments. The Fund’s Class S units returned 10.41% since Performance Inception. We believe the Fund was able to execute on its mandate to provide a diversified portfolio to investors over the fiscal period. As of March 31, 2026, the Fund’s breakdown by geography is as follows: North America (64%), Europe (28%), Rest of the World (8%). The Fund continues to seek opportunities on a global basis. As of March 31, 2026, the top four sector exposures in the Fund are as follows: Renewable and Energy Efficiency (32%), Digital Infrastructure (27%), Transport and Logistics (19%), and Power and Utilities (15%).

[1] For the purposes of this report, “investments” are defined as funded holdings, which can be individual private loans, fund interests, or deferred purchases of fund interests.

This commentary reflects the viewpoints of Pantheon Infra Advisors LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

AMG Pantheon Infrastructure Fund, LLC Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000,000 investment made in the Fund’s Class S Units on September 10, 2025, (performance inception date) to a $10,000,000 investment made in the S&P Global Infrastructure Index (the “Index”) for the same time period. The graph and table do not reflect the deduction of taxes that a unitholder would pay on a Fund distribution or redemption of Units. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

[2]  The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

[3]  The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Unlike the Fund, the S&P Global Infrastructure Index is not available for investment and does not incur expenses.

The S&P Global Infrastructure Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The table below shows the average annual total returns for the Fund and S&P Global Infrastructure Index for the same time periods ended March 31, 2026.

Average Annual Total Returns[1]	Since Inception*	Performance Inception Date
AMG Pantheon Infrastructure Fund, LLC
Class M2	10.30%	09/10/25
Class I	10.30%	09/10/25
Class S	10.41%	09/10/25
S&P Global Infrastructure Index[3]	12.26%	09/10/25

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s Units, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per Unit for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

†  Date reflects inception date of the Fund, not the Index.

*  Not annualized

[1]  Total return equals income yield plus unit price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and

AMG Pantheon Infrastructure Fund, LLC Consolidated Schedule of Portfolio Investments March 31, 2026

	Initial Acquisition Date	Par Value/Shares		Cost	Value	Percent of Net Assets

Private Equity Co-Investments - 6.8%

AP Jaguar Co.-Invest (Parallel), L.P.(a)	01/07/2026	(b	)	$26,698,174	$27,398,727	6.8%

Secondary Private Investment Funds – 50.2%

Actis Long Life Infrastructure L.P.(a)	09/30/2025	(b	)	9,975,578	10,997,225	2.7%

BCP Infrastructure Fund(a)	01/05/2026	(b	)	7,293,515	9,700,000	2.4%

Carlyle Renewable and Sustainable Energy Fund II - EU, SCSp(a),(c)	01/12/2026	(b	)	1,380,275	1,851,904	0.5%

Carlyle Renewable and Sustainable Energy Fund, SCSp(a),(c)	01/12/2026	(b	)	6,789,800	9,008,775	2.2%

EQT AI Infrastructure (No.2) SCSp (Luxembourg)(a)	03/25/2026	(b	)	22,185,000	23,573,752	5.8%

Greenbelt Capital Partners Intersect CV L.P. (Portugal)(a)	09/11/2025	(b	)	62,713	7,341,215	1.8%

iCON Infrastructure Partners V-B, L.P.(a)	10/31/2025	(b	)	12,656,762	12,690,659	3.1%

iCON Infrastructure Partners VI-B, L.P.(a)	10/31/2025	(b	)	2,847,850	2,834,354	0.7%

InfraVia European Fund IV SCSp (Luxembourg)(a)	09/30/2025	(b	)	12,604,760	12,628,077	3.1%

ISQ Global Infrastructure Fund III (EU) L.P.(a)	09/30/2025	(b	)	11,755,083	12,960,135	3.2%

ISQ Global Infrastructure Fund III, L.P.(a)	12/31/2025	(b	)	13,737,847	15,331,544	3.8%

KKR Global Infrastructure Investors IV SCSp (Luxembourg)(a)	01/01/2026	(b	)	31,081,013	33,744,241	8.3%

MIE Core Infrastructure Feeder Fund SCSp (Luxembourg)(a)	02/27/2026	(b	)	11,811,739	13,114,699	3.2%

Stonepeak Infrastructure Fund III L.P.(a)	01/01/2026	(b	)	8,868,985	9,233,895	2.3%

Stonepeak Infrastructure Fund IV L.P.(a)	01/01/2026	(b	)	23,709,136	26,212,074	6.5%

TPG Rise Climate, L.P.(a),(c)	12/31/2025	(b	)	2,005,926	2,179,682	0.6%

Total Secondary Private Investment Funds				178,765,982	203,402,231	50.2%

Short-Term Investments – 43.8%

Other Investment Companies – 43.8%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 3.60%(d),(e)		177,611,416		177,611,416	177,611,416	43.8%

Total Investments - 100.8%				383,075,572	408,412,374	100.8%

Other Assets, less Liabilities - (0.8%)(f)					(3,307,160)	(0.8)%

Net Assets - 100.0%					$405,105,214	100.0%

(a)	Investment is held by AMG Pantheon Infrastructure Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Infrastructure Fund, LLC (the “Fund”).

(b)	Investment does not issue shares.

(c)

All or part of the investment was acquired through a deferred payment transaction. The market value for deferred payments on investments at March 31, 2026, amounted to $6,520,181 or 1.6% of net assets.

(d)	Yield shown represents the March 31, 2026, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

(e)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).

(f)	Includes net unrealized appreciation/(depreciation) on forward foreign currency exchange contracts of $37,018 which equates to 0.01% of net assets.

Open Forward Foreign Currency Exchange Contracts
Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty		Unrealized Appreciation
U.S. Dollar	13,500,082	Euro	11,600,000	06/30/26	Royal Bank of Canada		$37,018

						Total	$37,018

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Infrastructure Fund, LLC Consolidated Schedule of Portfolio Investments March 31, 2026

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total

Investments

Private Equity Co-Investments	—	—	—	$27,398,727	$27,398,727

Secondary Private Investment Funds	—	—	—	203,402,231	203,402,231

Short-Term Investments	$177,611,416	—	—	—	177,611,416

Total Investments	$177,611,416	—	—	$230,800,958	$408,412,374

Financial Derivative Instruments - Assets
Forward Foreign Currency Exchange Contracts	—	$37,018	—	—	$37,018

Total Financial Derivative Instruments	—	$37,018	—	—	$37,018

The following schedule shows the value of derivative instruments at March 31, 2026:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments by risk	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Currency	Unrealized appreciation on forward foreign currency contracts	$37,018	Unrealized depreciation on forward foreign currency contracts	—

For the fiscal year ended March 31, 2026, the effect of derivative instruments on the Consolidated Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income were as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments by risk	Consolidated Statement of Operations Location	Realized Gain/(Loss)	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Currency	Net realized gain (loss) on forward contracts	$(12,029)	Net change in unrealized appreciation/ depreciation on forward contracts	$37,018

The country/region allocation in the Consolidated Schedule of Portfolio Investments at March 31, 2026, was as follows:

Country/Region	% of Total Investments

Luxembourg	36.0%

Portugal	3.2%

United States	60.8%

100.0%

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities March 31, 2026

AMG Pantheon Infrastructure Fund, LLC

Assets:

Investments at value[1]	$408,412,374

Cash	4,404,195

Foreign currency[2]	1,083,390

Unrealized appreciation on forward foreign currency exchange contracts	37,018

Dividend and interest receivables	527,371

Receivable for Fund units sold	1,101,328

Receivable from Affiliate	95,032

Deferred offering costs	199,032

Prepaid expenses and other assets	37,144

Total assets	415,896,884

Liabilities:

Payable for investments purchased	5,362,548

Payable for Fund units repurchased	4,485,724

Accrued expenses:

Investment advisory and management fees	430,400

Administrative fees	66,215

Other	446,783

Total liabilities	10,791,670

Commitments and Contingencies (Notes 2, 3 & 7)

Net Assets	$405,105,214

[1] Investments at cost	$383,075,572

[2] Foreign currency at cost	$1,080,929

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (continued)

AMG Pantheon Infrastructure Fund, LLC

Net Assets Represent:

Paid-in capital	$372,359,662

Total distributable earnings/(accumulated losses)	32,745,552

Net Assets	$405,105,214

Class M:

Net assets	$111,121

Units outstanding	10,070

Net asset value and redemption price per Unit	$11.03

Maximum offering price per Unit	$11.43

Class I:

Net Assets	$111,121

Units outstanding	10,070

Net asset value, offering and redemption price per Unit	$11.03

Class S:

Net assets	$404,882,972

Units outstanding	36,696,736

Net asset value, offering and redemption price per Unit	$11.03

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Operations For the period ended March 31, 2026

AMG Pantheon Infrastructure Fund, LLC[1]

Investment Income:

Dividend income	$5,135,011

Total investment income	5,135,011

Expenses:

Investment advisory and management fees	3,235,551

Administrative fees	497,777

Distribution fees - Class M	492

Professional fees	389,753

Organizational costs	365,703

Amortization of offering costs	245,242

Valuation fees	136,740

Director fees and expenses	121,094

Custodian fees	83,259

Transfer agent fees	10,541

Miscellaneous	131,457

Total expenses before offsets	5,217,609

Expense reimbursements	(364,669)

Investment advisory and management fees waiver	(1,786,050)

Administrative fees waiver	(135,402)

Distribution fees waiver - Class M	(492)

Net expenses	2,930,996

Net investment income	2,204,015

Net Realized and Unrealized Gain:

Net realized loss on forward foreign currency exchange contracts	(12,029)

Net realized gain on foreign currency transactions	14,109

Capital gain distribution received	7,669,244

Net change in unrealized appreciation/depreciation on investments	25,336,802

Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	37,018

Net change in unrealized appreciation/depreciation on foreign currency translations	2,461

Net realized and unrealized gain	33,047,605

Net increase in net assets resulting from operations	$35,251,620

1 Commencement of operations was April 11, 2025 and commencement of investment operations was September 11, 2025.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Changes in Net Assets For the period ended March 31, 2026

AMG Pantheon Infrastructure Fund, LLC[1]
2026

Increase in Net Assets Resulting From Operations:

Net investment income	$2,204,015

Net capital gain distribution received and realized gain on foreign currency transactions	7,671,324

Net change in unrealized appreciation/depreciation on investments	25,376,281

Net increase in net assets resulting from operations	35,251,620

Distributions to Investors:

Class M	(714)

Class I	(714)

Class S	(2,528,996)

Total distributions to investors	(2,530,424)

Capital Unit Transactions:[2]

Net increase from capital Unit transactions	372,384,018

Total increase in net assets	405,105,214

Net Assets:

Beginning of period	—

End of year	$405,105,214

1 Commencement of operations was April 11, 2025 and commencement of investment operations was September 11, 2025.

2 See Note 1(h) of the Notes to Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Cash Flows For the period ended March 31, 2026

AMG Pantheon
Infrastructure Fund, LLC[1]

Cash Flows Provided By Operating Activities:
Net increase in net assets resulting from operations	$35,251,620

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Capital gain distributions received	(7,669,244)
Net change in unrealized appreciation/depreciation on investments	(25,336,802)
Purchases of investments (net increase in payable for investments purchased of $5,362,548)	(227,090,259)
Net purchases of short-term investments	(177,611,416)
Proceeds from sales and fund investment distributions	34,657,895
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(37,018)
Increase in dividend and interest receivables	(527,371)
Increase in receivable from Affiliate	(95,032)
Increase in deferred offering costs	(199,032)
Increase in prepaid expenses and other assets	(37,144)
Increase in investment advisory and management fees payable	430,400
Increase in administrative fees payable	66,215
Increase in other accrued expenses	446,783
Net cash used in operating activities	(367,750,405)

Cash Flows from Financing Activities:
Proceeds from capital Units transactions (net of receivable for fund Units sold of $1,101,328)	388,456,659
Distributions paid in cash	(2,138,064)
Disbursements from capital Units transactions (net of payable for fund Units repurchased of $4,485,724)	(13,080,605)
Net cash provided by financing activities	373,237,990
Net increase in cash	5,487,585

Cash:
Beginning of period	—

End of period[2]	$5,487,585

Non-Cash Transactions
Reinvestment of distributions	$392,360

[1]	Commencement of operations was April 11, 2025 and commencement of investment operations was September 11, 2025.
[2]	Balance includes cash and cash denominated in foreign currencies of $4,404,195 and $1,083,390 respectively.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Infrastructure Fund, LLC Consolidated Financial Highlights For a Unit outstanding throughout the fiscal period

For the fiscal
period ended
March 31,

Class M	2026[1]

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.07

Net realized and unrealized gain on investments	1.03

Total income from investment operations	1.10

Less Distributions to Unitholders from:

Net investment income	(0.07)

Net Asset Value, End of Period	$11.03

Total Return[3]	11.07%[4,5]

Ratio of net expenses to average net assets[6]	1.62%[7]

Ratio of gross expenses to average net assets[6,8]	3.63%[7,9]

Ratio of net investment income to average net assets[3,6]	1.22%[7]

Portfolio turnover	35%

Net assets end of period (000’s) omitted	$111

[1]	Commencement of operations was June 30, 2025 and commencement of investment operations was September 11, 2025.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Excludes the effects of sales charges.

[5]	Not annualized.

[6]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[9]	Ratio does not reflect the annualization of organizational costs.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Infrastructure Fund, LLC Consolidated Financial Highlights For a Unit outstanding throughout the fiscal period

For the fiscal
period ended
March 31,

Class I	2026[1]

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.07

Net realized and unrealized gain on investments	1.03

Total income from investment operations	1.10

Less Distributions to Unitholders from:

Net investment income	(0.07)

Net Asset Value, End of Period	$11.03

Total Return[3]	11.07%[4]

Ratio of net expenses to average net assets[5]	1.62%[6]

Ratio of gross expenses to average net assets[5,7]	2.78%[6,8]

Ratio of net investment income to average net assets[3,5]	1.22%[6]

Portfolio turnover	35%

Net assets end of period (000’s) omitted	$111

[1]	Commencement of operations was June 30, 2025 and commencement of investment operations was September 11, 2025.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Not annualized.

[5]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[8]	Ratio does not reflect the annualization of organizational costs.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Infrastructure Fund, LLC Consolidated Financial Highlights For a Unit outstanding throughout the fiscal period

For the fiscal
period ended
March 31,

Class S	2026[1]

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.09

Net realized and unrealized gain on investments	1.01

Total income from investment operations	1.10

Less Distributions to Unitholders from:

Net investment income	(0.07)

Total distributions to shareholders	(0.07)

Net Asset Value, End of Period	$11.03

Total Return[3]	11.07%[4]

Ratio of net expenses to average net assets[5]	1.62%[6]

Ratio of gross expenses to average net assets[5,7]	2.78%[6,8]

Ratio of net investment income to average net assets[3,5]	1.22%[6]

Portfolio turnover	35%

Net assets at end of period (000’s omitted)	$404,883

Net assets at end of period (000’s omitted)	$404,883

[1]	Commencement of operations was April 11, 2025 and commencement of investment operations was September 11, 2025.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Not annualized.

[5]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[8]	Ratio does not reflect the annualization of organizational costs.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Consolidated Financial Statements March 31, 2026

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund operates as an “interval fund” that continuously offers its units of beneficial interest (“Units”). The Fund commenced operations on April 11, 2025 and issued 10,000 Class S Units at $10.00 net asset value (“NAV”) per Unit for $100,000. The Fund commenced investment operations on September 11, 2025.

The investment objective of the Fund is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets or in Investment Funds and other vehicles primarily invested directly or indirectly in Infrastructure Assets. The Fund considers “Infrastructure Assets” to be investments in physical and organizational structures and facilities needed for the operation of a society or enterprise, and the companies or projects involved in the development, maintenance, and operation of such facilities. Infrastructure Assets are investments that typically feature attractive investment characteristics such as any of: essential services or high barriers to entry, relatively durable demand, regulated returns or long term contracted cash flow, and long useful lives, with an expected component of current yield as assets mature and often an insulation of the underlying assets against the effects of inflation. Examples of Infrastructure Assets include: (i) digital infrastructure, such as datacenters, cable networks, communication towers, fiber, spectrum, satellite systems, and wireless; (ii) power and utilities, such as transmission and distribution systems, storage facilities, power generation, metering, district heating and cooling, water conveyance and distribution, water/wastewater treatment, and waste treatment; (iii) transportation and logistics, such as toll roads, bridges, tunnels, airports and aviation, ports and shipping, railroads, mass transit, and cold storage; (iv) renewables and energy efficiency, such as renewable power (wind, solar, etc.), electric vehicle charging, energy efficiency, and battery storage; and (v) social and other infrastructure, such as waste management, healthcare services, hospital and care homes, and student accommodation. Infrastructure Assets also include the following other real assets classes: real estate; other transportation assets, such as commercial aviation investments; equipment, including leases on equipment (including railroad cars and office equipment); and other assets similar to or with infrastructure-like characteristics. All such investments may be made through equity, debt or holding the asset itself, either by the Fund or an Investment Fund. The term “Investment Fund” as used herein refers to private infrastructure investments made through an investment entity or structure (and not directly).

The Fund offers three classes of Units (each a “Unit”, and collectively, “Units”), Class M Units, Class I Units and Class S Units, which may be purchased each business day at the Fund’s net asset value (“NAV”) per Unit. The Unit classes generally have identical voting rights, but each Unit class may vote separately when required by law. Different Unit classes may have a different NAV per Unit to the extent the Unit classes pay different distribution amounts and/or the expenses of such Unit classes differ. Each Unit class has its own expense structure. No upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Load”) will be paid to the Fund or the Distributor with respect to Class M Units. If, however, Class M Units are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per unit for each Class M Unit. Prior to April 1, 2026, sales of Class M Units incurred a sales load of up to 3.50%. For the fiscal period ended March 31, 2026, investors in Class M did not pay any sales load to the distributor, the sub-distributor, selling agents or other financial intermediaries relating to sales loads charged on Class M subscriptions.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAPrequires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.

a. BASIS OF CONSOLIDATION

The accompanying consolidated financial statements of the Fund include the accounts of AMG Pantheon Infrastructure Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Infrastructure Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Fund and are organized as Delaware limited liability companies. The Subsidiaries were established on April 16, 2025. The Subsidiaries have the same investment objectives and strategies as the Fund, and like the Fund are managed by Pantheon Infra Advisors LLC (“Pantheon” or the “Investment Manager”) and subadvised by Pantheon Ventures (US) LP (the “Subadviser”). The Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of March 31, 2026, the Corporate Subsidiary does not hold any investments. The net assets of the Corporate Subsidiary were $96,518, which is 0.02% of the Fund’s consolidated net assets. As of March 31, 2026, the Lead Fund holds long-term investments in the amount of $230,800,958. The net assets of the Lead Fund were $259,366,954, which is 64.0% of the Fund’s consolidated net assets.

b. VALUATION OF INVESTMENTS

The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Fund’s Board of Directors (the “Board”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Notes to Consolidated Financial Statements (continued)

Investments in open-end registered investment companies are valued at their end of day NAV per share.

Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.

The valuation of underlying private infrastructure funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimated valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund). Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.

The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board is presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

c. SECURITY TRANSACTIONS

Security transactions are recorded as of the date the Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original deferral period of over one year, referred to as deferred payments, are reflected at net present value. Monies paid by the Fund in advance of the closing date of a private equity investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investments in advance.

Notes to Consolidated Financial Statements (continued)

d. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from private infrastructure investment funds occur at irregular intervals and the exact timing of distributions from private infrastructure investment funds cannot be determined. The classification of income received from Investment Funds is based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. The difference between the contractual payable amount and the net present value of a deferred payment is accreted over its deferral period. The accretion increases the payable for investments purchased and is recognized as “deferred payment interest expense” in the Consolidated Statement of Operations, if any.

e. DIVIDENDS AND DISTRIBUTIONS

Commencing December 2025, the Fund distributions resulting from net investment income are declared and paid quarterly. Fund distributions resulting from realized net capital gains, if any, are normally declared and paid at least annually in December. Distributions to unitholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to unitholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2025, the Fund’s tax year end, the Fund had permanent differences relating to the tax treatment of non-deductible offering costs. The Fund had temporary differences relating to organization costs.

For the tax period ending September 30, 2025, the Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily related to non-deductible offering costs paid as a decrease to Paid-In Capital of $(24,356) and increase to Distributable Earnings of $24,356.

For U.S. Federal Income Tax Purposes, distributions paid to unitholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. There were no distributions paid for the tax year ended September 30, 2025.

At September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income	$1,334,559

Unrealized appreciation on investments	2,601,123

Other temporary differences	(305,159)

The following table sets forth the tax cost basis and the estimated aggregate gross unrealized gain (loss) on investments for federal income tax purposes as of and for the tax period ended September 30, 2025:

Cost	Appreciation	Depreciation	Net Appreciation

$235,779,483	$2,601,123	$0	$2,601,123

f. FEDERAL TAXES

The Fund intends to qualify as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its unitholders and to meet certain diversification and income requirements with respect to investment companies. The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2026, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements specific to the Fund. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. The Lead Fund’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income and net capital gain.

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Corporate Subsidiary did not record any current or deferred provision for income tax expense/benefit for the period ended March 31, 2026.

Notes to Consolidated Financial Statements (continued)

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the period ended March 31, 2026. The Fund did not accrue or pay any federal, state, or local or foreign taxes during this period.

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

If the Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its unitholders, and all distributions out of income and profits would be taxable to unitholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) —Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund incorporated the provisions of the ASU, and there was no impact to the Fund’s financial statements.

g. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2025 , the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the tax year ending September 30, 2026, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

h. CAPITAL STOCK

The Fund’s Third Amended and Restated Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal period ended March 31, 2026, the capital stock transactions by class for the Fund were as follows:

	March 31, 2026[1]

	Units	Amount

Class M:[1]

Proceeds from sale of Units	10,000	$100,000

Units issued in reinvestment of distributions	70	714

Net increase	10,070	$100,714

Class I:

Proceeds from sale of Units	10,000	$100,000

Units issued in reinvestment of distributions	70	714

Net increase	10,070	$100,714

Class S:

Proceeds from sale of Units	38,353,993	$389,357,987

Units issued in reinvestment of distributions	38,327	390,932

Cost of Units repurchased	(1,695,584)	(17,566,329)

Net increase	36,696,736	$372,182,590

[1]	Commencement of investment operations was September 11, 2025.

Notes to Consolidated Financial Statements (continued)

At March 31, 2026, four affiliated investors, including Officers and Directors of the Fund and/or the Investment Manager, owned 0.15% of the net assets of the Fund.

REPURCHASE OFFERING

Once each quarter, the Fund will offer to repurchase at per-class NAV per Unit no less than 5% of the outstanding Units of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements, pursuant to Rule 23c-3 under the 1940 Act. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Units (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the unitholders’ desire for liquidity. The offer to purchase Units is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Unitholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Units, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which unitholders can tender their Units in response to a repurchase offer). Units will be repurchased at the per-class NAV per Unit determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

If unitholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Units not to exceed 2% of the outstanding Units of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if unitholders tender Units in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Units on the Repurchase Request Deadline, the Fund will repurchase the Units on a pro rata basis, subject to certain exceptions.

On September 2, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 1,073,199 Units of the Fund, which equated to 5% of the Fund’s Units outstanding. The Repurchase Offer ended on September 30, 2025. On September 30, 2025, the Pricing Date, the Fund repurchased 157,116 Units of the Fund for $1,597,866, which equated to 0.73% of the Fund’s net assets.

On December 1, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 1,782,267 Units of the Fund, which equated to 5% of the Fund’s Units outstanding. The Repurchase Offer ended on December 31, 2025. On December 31, 2025, the Pricing Date, the Fund repurchased 1,124,656 Units of the Fund for $11,482,739, which equated to 3.15% of the Fund’s net assets.

On March 2, 2026, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 1,856,534 Units of the Fund, which equated to 5% of the Fund’s Units outstanding. The Repurchase Offer ended on March 31, 2026. On March 31, 2026, the Pricing Date, the Fund repurchased 413,812 Units of the Fund for $4,485,724, which equated to 1.11% of the Fund’s net assets.

i. CASH

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian.

j. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

k. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager paid organizational costs of $365,703 and offering costs of $444,274 on behalf of the Fund amounting to $809,977, which were repaid by the Fund for the full amount thereof. Organizational costs were expensed in full during the fiscal year ended March 31, 2026. All offering costs were deferred and are being amortized on the straight-line method over a period of one year from the commencement of investment operations. The Fund expensed $245,242 of offering costs during the fiscal year ended March 31, 2026.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited liability company organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended.The

Notes to Consolidated Financial Statements (continued)

Investment Manager has entered into a subadvisory agreement with the Subadviser, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended, with respect to the Fund, the Corporate Subsidiary, and the Lead Fund. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager and the Subadviser.

INVESTMENT MANAGEMENT FEE:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund, the Corporate Subsidiary, and the Lead Fund. Pursuant to the Investment Management Agreement, each of the Fund, the Corporate Subsidiary, and the Lead Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.30% on an annualized basis of such fund’s average daily Managed Assets (defined below). The Investment Management Fee will be paid by the Fund to the Investment Manager before giving effect to any repurchase of Units in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its unitholders. Managed Assets means the total assets of the Fund, the Corporate Subsidiary, or the Lead Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments.

From September 11, 2025 through September 10, 2026, the Investment Manager has contractually agreed to waive 0.50% of the Investment Management Fee payable by the Fund. During the period ended March 31, 2026, the Investment Manager waived Investment Management Fees of $905,938 payable by the Fund.

Additionally, the Investment Manager has agreed to waive a portion of the Investment Management Fee payable by the Fund in an amount equal to the Investment Management Fee the Investment Manager receives from each Subsidiary. For the fiscal year ended March 31, 2026, the Investment Manager received Investment Management Fees from the Subsidiaries of $880,112 and waived an equal amount payable by the Fund.

The fee paid to the Subadviser for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and each Subsidiary and does not increase the expenses of the Fund. Additionally, the Subadviser has agreed to waive a portion of the subadvisory fee payable by the Investment Manager in an amount equal to the subadvisory fee the Subadviser receives from the Investment Manager with respect to each Subsidiary.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT:

The Investment Manager has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Cap”).

“Excluded Expenses” is defined to include the following fees and expenses of the Fund and Subsidiaries: (a) the management fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of Investment Funds and special purpose vehicles; (c) acquired fund fees and expenses; (d) transaction costs, including legal costs and brokerage commissions; (e) interest payments; (f) fees and expenses incurred in connection with any credit facilities; (g) the Distribution and/or Service Fees (as applicable); (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes; (j) extraordinary expenses (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (l) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary.

To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Investment Manager will waive the management fee payable by the Fund or a Subsidiary or pay or reimburse the Fund or a Subsidiary for expenses to the extent necessary to eliminate such excess.

For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Investment Manager, the Investment Manager may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Investment Manager, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary.

During the fiscal year ended March 31, 2026, the Investment Manager reimbursed the Fund $364,669 which is subject to recoupment until November 30, 2028.

ADMINISTRATION AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s and the Subsidiaries’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s and the Subsidiaries’ operations, including administration and shareholder services to the Fund and the Subsidiaries, the Fund’s investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s investors. Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such fund’s average daily net assets for this service. The Administrator has agreed to waive a portion of the administrative fee payable by the Fund in an amount equal to the administrative fee the Administrator receives from each Subsidiary. For the fiscal year ended March 31, 2026, the Administrator received administrative fees from the Subsidiaries of $135,402 and waived an equal amount payable by the Fund.

Notes to Consolidated Financial Statements (continued)

DISTRIBUTION AGREEMENT:

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Units of the Fund will be continuously offered and will be sold directly to prospective investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”). The Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to Class M, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class M Units and for maintenance and personal service provided to existing unitholders of that class. Prior to April 1, 2026, the Plan authorized payments to the Distributor of 0.85% annually of the average daily net assets attributable to Class M. Effective April 1, 2026, the Class M Units’ 12b-1 rate was reduced from 0.85% to 0.75%. The Distributor has agreed to voluntarily waive the 12b-1 fees attributable to Class M for so long as the only investors in such class are entities affiliated with the Administrator. For the fiscal year ended March 31, 2026, the Distributor waived $492 of 12b-1 fees attributable to Class M. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs.

SHAREHOLDER SERVICING PAYMENTS:

For Class I Units, and, effective April 1, 2026, for Class M Units, the Board has approved reimbursement payments to the Administrator for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder record keeping, account servicing and other services. The Class I Units and Class M Units may reimburse the Administrator in such amounts as approved by the Board. For the fiscal period April 11, 2025 (commencement of operations) through March 31, 2026, Class I did not incur shareholder servicing expenses.

BOARD:

The Board provides supervision of the affairs of the Fund, and other trusts and funds within the AMG Funds family of mutual funds. The Directors of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. Certain Directors and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3. PRIVATE INVESTMENTS

During the period ended March 31, 2026, the Fund purchased certain Investment Funds. Investors in Investment Funds usually commit to providing up to a certain amount of capital, which may be called when requested by the Investment Fund’s manager or general partner. The amount of capital that has not been called by the general partner–referred to as the unfunded commitment–may obligate the Fund to supply additional capital to the general partner on demand, representing a potential financial obligation by the Fund in the future. Once called, the general partner may make private infrastructure investments on behalf of the Investment Fund.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of Investment Funds as of March 31, 2026:

Investment Category	Fair Value	Unfunded Commitments*	Remaining Life	Redemption frequency	Notice (In Days)	Redemption Restrictions

Infrastructure(a)	$228,621,276	$138,290,995	Up to 8 years	N/A	N/A	N/A

Real Assets(b)	2,179,682	730,142	Up to 5 years	N/A	N/A	N/A

(a) Funds that generally invest in long-term assets that provide stable cash flows growth initiatives.

(b) Investments in infrastructure, renewables and energy infrastructure, natural resources, and asset-backed strategies.

* As of the year ended March 31, 2026, the unfunded commitment amounts include unfunded commitments for three Secondary Investment Funds in the Infrastructure investment category of $82,864,685. The effective dates of the first capital calls are still to be determined.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2026 were $232,452,807 and $34,657,895, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

Notes to Consolidated Financial Statements (continued)

5. FOREIGN SECURITIES

The Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

6. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president, chief financial officer, and senior management at the Investment Manager. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Consolidated Statement of Operations.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the Fund’s Consolidated Schedule of Portfolio Investments.

For the fiscal year ended March 31, 2026, the average monthly balances of derivative financial instruments outstanding were as follows:

Forward Foreign Currency Exchange Contracts

Average U.S. Dollar notional value	$15,503,806

9. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward foreign currency exchange contracts primarily for hedging purposes, in order to manage exposure to fluctuations in foreign currency exchange rates associated with its investments in non-U.S. securities and investment funds. A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized appreciation or depreciation. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

10. FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Investments by Investment Funds are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Investment Funds, often organized as limited partnerships, are the most common vehicles for making private investments. Investment in Investment Funds involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid and highly speculative. Investment Funds are generally dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private funds to obtain the required financing. Investment Funds are not registered as investment companies under the 1940 Act, and, therefore, are not subject to the same restrictions and reporting requirements as the Fund. The Fund may not have transparency regarding an Investment Fund’s practices and holdings and the value of interests held by Investment Funds, which can impact the valuation of the Fund’s holdings.

Notes to Consolidated Financial Statements (continued)

In addition, the Fund may agree to indemnify the Private Infrastructure Investments and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Private Infrastructure Investments. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

From time to time, the Fund or a Private Infrastructure Investment or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer related to the Co-Investment or Direct Investment or in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Private Infrastructure Investment’s ability to buy or sell securities of the issuer.

Terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, may result in, among other things, supply chain disruptions, geopolitical risk and economic sanctions that can disrupt global economies and financial markets. Economic sanctions against a particular country or countries, organizations, entities and/or individuals (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s military action in Ukraine) may have significant implications around the world. The Fund is unable to predict the full impact that these events will have on the values and liquidity of the Fund and its underlying portfolio investments, and consequently, the Fund’s performance.

Units in the Fund provide limited liquidity because the amount and timing of the Fund’s quarterly repurchases of Units are subject to approval of the Fund’s Board. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

11. SUBSEQUENT EVENTS

Subsequent events after March 31, 2026, have been evaluated through the date at which the consolidated financial statements were issued and the Fund has determined that no material events or transactions occurred.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Infrastructure Fund, LLC:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AMG Pantheon Infrastructure Fund, LLC (the Fund), including the consolidated schedule of portfolio investments, as of March 31, 2026, the related consolidated statements of operations, changes in net assets and cash flows for the period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the periods indicated therein. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, changes in its net assets and its cash flows for the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2026, by correspondence with custodians, general partners or managers of underlying investments, or by other appropriate auditing procedures when replies were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more AMG Funds since 2021.

New York, New York

May 29, 2026

Other Tax Information (unaudited)

TAX INFORMATION

AMG Pantheon Infrastructure Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2025 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Pantheon Infrastructure Fund, LLC hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2025, or if subsequently determined to be different, the net capital gains of such year.

AMG Pantheon Infrastructure Fund, LLC Directors and Officers (unaudited)

The Directors and Officers of the Fund, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Fund. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director

• Director since 2025 • Oversees 40 Funds in Fund Complex

Jill R. Cuniff, 61

Retired (2016-Present); Member of Board of Governors and Investment Committee, Montana State University Alumni Foundation (2015-2021, 2023-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009); Director of Harding Loevner Funds, Inc. (6 portfolios) (2018-Present).

• Director since 2025 • Oversees 40 Funds in Fund Complex

Kurt A. Keilhacker, 62

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-2024).

• Director since 2025 • Oversees 40 Funds in Fund Complex

Peter W. MacEwen, 61

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007); Trustee, John Hancock Comvest Private Income Fund (2023-Present).

• Independent Chairman • Director since 2025 • Oversees 40 Funds in Fund Complex

Eric Rakowski, 67

Professor of Law (Emeritus), University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Funds II (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios) (2008-Present); Trustee of John Hancock Comvest Private Income Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Director since 2025 • Oversees 40 Funds in Fund Complex

Victoria L. Sassine, 60

Trustee, University of California San Diego School of Business (2025-Present); Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Director

The Director in the following table is an “interested person” of the Fund within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director

• Director since 2024 • Oversees 40 Funds in Fund Complex

Garret W. Weston, 44

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Global Strategic Partnerships (2025-Present), Managing Director, Head of Affiliate Product Strategy and Development (2023-2025), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

AMG Pantheon Infrastructure Fund, LLC Directors and Officers (unaudited) (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2025 • Principal Executive Officer since 2025 • Chief Executive Officer since 2025 • Chief Operating Officer since 2025

Keitha L. Kinne, 67

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Credit Solutions Fund (2024-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds III, and AMG ETF Trust (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds III and AMG ETF Trust (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2025

Mark J. Duggan, 61

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Secretary and Chief Legal Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Secretary and Chief Legal Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Treasurer since 2025 • Principal Financial Officer since 2025 • Principal Accounting Officer since 2025

Thomas G. Disbrow, 60

Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2025

John A. Starace, 55

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Deputy Treasurer, AMG Pantheon Credit Solutions Fund (2024-Present); Deputy Treasurer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2025; Anti-Money Laundering Compliance Officer since 2025

Patrick J. Spellman, 52

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds III, and AMG ETF Trust (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Executive Vice President since 2025

Jeff Miller, 54

Executive Vice President, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC and AMG Pantheon Credit Solutions Fund (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024-Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008 - 2012); Principal, Allied Capital (2004-2008), Vice President, Lehman Brothers Investment Banking Division (2000 - 2004).

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Important Information About This Report

This report is prepared for the Fund’s unitholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Directors, please contact us by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST,or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding the Fund’s proxy voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 800.548.4539; (ii) on the Fund’s website at wealth.amg.com; and (iii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit wealth.amg.com.

wealth.amg.com	033126 AR096

(b) Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Director Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), for the period from April 11, 2025, the Fund’s commencement of operations, through March 31, 2026 for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), were $195,500.

(b)	Audit-Related Fees

There were no fees billed by KPMG to the Fund during the period from April 11, 2025, the Fund’s commencement of operations, through March 31, 2026 for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the period from April 11, 2025, the Fund’s commencement of operations, through March 31, 2026, there were no Audit-Related Fees billed by KPMG for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by KPMG to the Fund for the period from April 11, 2025, the Fund’s commencement of operations, through March 31, 2026 for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $0.

For the period from April 11, 2026, the Fund’s commencement of operations, through March 31, 2026, Tax Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0.

The services for which Tax Fees were charged comprise all services performed by professional staff in KPMG’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by KPMG to the Fund for all other non-audit services (“Other Fees”) during the period from April 11, 2025, the Fund’s commencement of operations, through March 31, 2026. During the same period, there were no Other Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Fund’s independent registered public accounting firm to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Fund’s independent registered public accounting firm may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Fund’s independent registered public accounting firm to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by KPMG during the period from April 11, 2025, the Fund’s commencement of operations, through March 31, 2026 for non-audit services rendered to the Fund and Fund Service Providers were $683,228. This amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $683,228 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i) Not applicable.

(j) Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy

Last Reviewed April 2025

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not

1 Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Infra Advisors LLC, Pantheon Ventures (Singapore) Pte. Ltd., Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

2 SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations

3 For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;
2.	A copy of each proxy statement the firm receives regarding client’s securities;
3.	A record of each vote cast by the firm on behalf of a client;
4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;
5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY

PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Andrea Echberg. Andrea joined Pantheon in 2012. Andrea is a Partner and Head of Pantheon’s Global Infrastructure and Real Assets Team. She is responsible for global infrastructure and real assets investments covering primary, secondary and co-investments. Andrea has an engineering industry background followed by 21 years’ experience in the infrastructure finance and investment sectors. Prior to joining Pantheon, Andrea led infrastructure direct and co-investment teams for Société Générale, Macquarie Capital and ABN AMRO delivering successful investments in both brownfield operating and greenfield PPP assets. She has a BEng in mechanical engineering from Imperial College of Science, Technology and Medicine.

Paul Barr. Paul joined Pantheon in 2021. Paul is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team. Paul worked previously at GIC, from 2012, where he was Senior Vice President, Infrastructure with a global remit focusing on primary, secondary and co-investment opportunities. Paul also has expertise in infrastructure direct investing and infrastructure debt transactions. Prior to GIC, Paul worked at Challenger Infrastructure and Macquarie Capital.

Evan Corley. Evan joined Pantheon in 2004. Evan is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team. Prior to joining Pantheon, Evan held positions at Polaris Venture Partners in Boston and JP Morgan in London. Evan received a BS from Boston University’s School of Management with a concentration in finance and a minor in economics.

Jérôme Duthu-Bengtzon. Jérôme joined Pantheon in 2007. Jérôme is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure & real assets transactions in Europe. Jérôme joined from Paris-based placement agent Global Private Equity, where he worked for over three years. Jérôme holds an MSc in telecommunications from ESIGELEC engineering school and a master’s in business from the ESCP-EAP European School of Management.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Kathryn is Pantheon’s Chief Executive Officer and a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team. Prior to joining Pantheon, Kathryn was with GIC Special Investments, before which she was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn began her career in Morgan Stanley’s Investment Banking Division where she pursued real estate investments. She has a bachelor’s and a master’s degree in modern languages from Oxford University.

Dinesh Ramasamy. Dinesh joined Pantheon in 2016. Dinesh is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure and real asset investment opportunities in the U.S. Prior to joining Pantheon, Dinesh was a Vice President in Goldman Sachs’ Global Natural Resources group where he executed on a variety of M&A and capital markets transactions across the infrastructure, power and utilities sectors. Previously, Dinesh was in the Power & Utilities group in the Investment Banking Division at RBC in New York. He holds a BS in Electrical and Computer Engineering from Cornell University and MBA from NYU’s Stern School of Business.

Richard Sem. Richard joined Pantheon in 2017. Richard is a Partner and Head of Europe in Pantheon’s Global Infrastructure and Real Assets Investment Team where he leads its European investment activity and team. Richard has 25 years of experience in infrastructure private equity, corporate finance and project finance at leading institutions including InfraRed Capital Partners, HSBC, ABN AMRO, and BNP Paribas. Richard’s experience spans investing in primary, secondary, co-investments and direct-investments across all infrastructure subsectors and global OECD markets. He holds a BSc and MBA from Imperial College of Science, Technology and Medicine.

Jeff Miller. Jeff joined Pantheon in 2008 and is a Partner and the Chief Investment Officer at Pantheon. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder.

The following tables list the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2025 (except as noted below).

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world- wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Dinesh Ramasamy	1	$6.23 billion	61	$20.66 billion	80	$23.14 billion
Paul Barr*	0	$0	19	$7.2 billion	44	$13.9 billion

Evan Corley	1	$6.23 billion	61	$20.66 billion	80	$23.14 billion
Kathryn Leaf	1	$6.23 billion	138	$62.15 billion	106	$32.58 billion
Jeff Miller	2	$7.13 billion	138	$62.15 billion	106	$32.58 billion
Andrea Echberg	0	$0	138	$62.15 billion	106	$32.58 billion
Richard Sem	0	$0	77	$41.49 billion	25	$9.27 billion
Jérôme Duthu-Bengtzon	0	$0	77	$41.49 billion	25	$9.27 billion

*	Information for Paul Barr is as of September 30, 2024.

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Dinesh Ramasamy	0	$0	43	$14.65 billion	50	$15.16 billion
Paul Barr*	0	$0	8	$4.0 billion	33	$12.0 billion
Evan Corley	0	$0	43	$14.65 billion	50	$15.16 billion
Andrea Echberg	0	$0	82	$37.93 billion	69	$22.82 billion
Kathryn Leaf	0	$0	82	$37.93 billion	69	$22.82 billion
Jeff Miller	1	$0.89	82	$37.93 billion	69	$22.82 billion
Richard Sem	0	$0	39	$23.27 billion	18	$7.66 billion
Jérôme Duthu-Bengtzon	0	$0	39	$23.27 billion	18	$7.66 billion

*	Information for Paul Barr is as of September 30, 2024.

As of March 31, 2026, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a potential distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon Ventures (UK) LLP. Such amounts are payable by Pantheon and not by the Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. CONTROLS AND PROCEDURES

(a)    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto - Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON INFRASTRUCTURE FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2026

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 9, 2026